                                  $100,000,000

                        THE PEP BOYS -- MANNY, MOE & JACK

                                ___% Notes Due 2006

                             UNDERWRITING AGREEMENT

                                                   ________ __, 1996

CS FIRST BOSTON CORPORATION,
 As Representative of the Several Underwriters,
  Park Avenue Plaza
  New York, NY 10055

Dear Sirs:

                  1. Introductory. The Pep Boys -- Manny, Moe & Jack, a Pennsylvania corporation (the "Company"), proposes to issue and sell $100,000,000 principal amount of its ___% Notes Due 2006 (the "Securities") to be issued under an indenture, dated as of ________ __, 1996 ("Indenture"), between the Company and First Union National Bank, as Trustee. The Company hereby agrees with the several Underwriters named in Schedule A hereto ("Underwriters") as follows:

                  2. Representations and Warranties of the Company. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (i) A registration statement on Form S-3 (No. 333-_____) relating to the Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (i) has been declared effective under the Securities Act of 1933, as amended ("Act"), and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("initial registration statement") has been declared effective, either (i) an additional registration statement ("additional registration statement") relating to the Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or, if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For


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         purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means
         (i) if the Company has advised CS First Boston Corporation ("CS First Boston") that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised CS First Boston that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised CS First Boston that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein and including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement." The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement." The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "Registration Statements" and individually as a "Registration Statement." The form of prospectus relating to the Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus." No document has been or will be prepared or distributed in reliance on Rule 434 under the Act. No stop order suspending the effectiveness of such Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the Company's knowledge, threatened by the Commission.

                  (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act, the Trust Indenture Act of 1939 ("Trust Indenture Act") and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading,
         (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the



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         Prospectus pursuant to Rule 424(b) or (if no such filing is required)
         at the Effective Date of the Additional Registration Statement in which the Prospectus is included, and on the Closing Date (as hereinafter defined), each Registration Statement and the Prospectus, each as amended or supplemented, will conform, in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus, each as amended or supplemented, will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed and (B) on the Closing Date, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or Prospectus based upon written information furnished to the Company by any Underwriter through CS First Boston specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 2(b).

                     (iii) Each preliminary prospectus filed as part of a registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, conformed when so filed in all material respects to the requirements of the Act and the Rules and Regulations.

                      (iv) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership, leasing or operation of property requires such qualification, except to the extent that the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                       (v) Each "Significant Subsidiary" (as such term is defined in Rule 405 of the Act, except that for purposes of this Agreement, each reference in such Rule 405 definition to "10 percent" shall be replaced with "5 percent") is listed on Schedule B hereto. Each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership, leasing or operation of property requires such qualification, except to the extent that the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. All of the outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, perfected security interest, claim or encumbrance of any kind or, to the knowledge of the Company, any unperfected security interest.

                      (vi) All outstanding shares of capital stock of the Company have been duly authorized, are validly issued, fully paid and non-assessable and have been issued in compliance with applicable federal and state securities laws; the Company has an authorized and outstanding capital stock as set forth in the Prospectus under the caption "Capitalization"; and the stockholders of the Company have no preemptive or similar rights with respect to the capital stock or any other securities of the Company.

                     (vii) There are no contracts, agreements or understandings between the Company and any third party granting such third party the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such third party or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any other securities being registered pursuant to any other registration statement filed by the Company under the Act.

                    (viii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that (A) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity and (B) rights to indemnity and contribution may be limited by federal or state securities laws or policies underlying such laws.

                      (ix) The Indenture has been duly authorized by the Company, will be substantially in the form heretofore delivered to CS First Boston and, when duly executed and delivered by the Company and the Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity; the Indenture is (or, if the Effective Time is subsequent to the execution and delivery of this Agreement, at the Effective Time the Indenture will be) duly qualified under the Trust Indenture Act; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus.

                       (x) The Securities have been duly authorized by the Company, and when executed, authenticated, issued and delivered in the manner provided for in the Indenture and sold and paid for as provided in this Agreement, the Securities will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity; and the Securities conform in all material respects to the description thereof contained in the Prospectus.

                      (xi) No consent, approval or authorization, and no order, registration or qualification of or with any natural person, corporation, partnership, trust, firm, association or other entity, whether acting in an individual, fiduciary or other capacity ("Person"), or any court or government agency or body, is required for the issuance of the Securities or for the consummation of the other transactions contemplated by this Agreement, except such as have been obtained and made under the Act, the Trust Indenture Act or the Rules and Regulations and such as may be required under state securities laws in connection with the offer and sale of the Securities.

                     (xii) The execution, delivery and performance of the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated have been duly authorized by all necessary corporate action on the part of the Company and its subsidiaries and will not (A) contravene any provision of the charter or by-laws of the Company or any of its subsidiaries, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or property of the Company or any of its subsidiaries under, any statute, rule, regulation, order or decree of any governmental agency or body or any court having jurisdiction over the Company or any of its subsidiaries or any of their properties or any indenture, mortgage, loan agreement, note, lease, permit, license or other agreement or instrument to which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, except, in the case of clause (B), as would not, singly or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its subsidiaries, taken as a whole, or on the transactions contemplated by this Agreement and the Indenture; and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement.

                    (xiii) (A) Neither the Company nor any of its Significant Subsidiaries is in violation of its charter or by-laws, (B) neither the Company nor any of its subsidiaries is in violation of any applicable law, ordinance, administrative or governmental rule or regulation, or any order of any court or governmental agency or body having jurisdiction over the Company or any subsidiary and (C) no event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default exists, or upon the use of proceeds from the sale of the Securities in the manner contemplated by the description under the caption "Use of Proceeds" contained in the Prospectus or upon the consummation of the other transactions contemplated by the Prospectus will exist, under any agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, permit, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of the properties or assets of the Company or any such subsidiary is subject, except, in the case of clauses (B) and (C), for such violations and defaults that would not, singly or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its subsidiaries, taken as a whole.

                     (xiv) The Company and its subsidiaries have such permits, licenses, franchises, consents, approvals, authorizations and clearances ("Licenses") and are in compliance with all applicable laws and regulations of federal, state, local and foreign governmental or regulatory authorities, as are necessary to own, lease or operate their properties and to conduct their businesses in the manner described in the Prospectus and all such Licenses are in full force and effect, in each case except as would not, singly or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its subsidiaries, taken as a whole.

         (xv) The Company and its Significant Subsidiaries have good and marketable title to all properties (real and personal) owned by the Company and its Significant Subsidiaries, free and clear of all liens, claims, security interests or other encumbrances that are material or that may interfere with the conduct of the business of the Company and its subsidiaries, taken as a whole; all properties held under lease or sublease by the Company and its Significant Subsidiaries are held under valid, subsisting and enforceable leases or subleases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property by the Company and its Significant Subsidiaries; neither the Company nor any of its Significant Subsidiaries is in default under any such lease or sublease, except for defaults which are not material and will not interfere with the conduct of the business of the Company and its subsidiaries, taken as a whole; and no material claim of any sort has been asserted by anyone adverse to the rights of the Company or any Significant Subsidiary under any such lease or subleases or affecting or questioning the right of such entity to the continued possession of the leased or subleased properties under any such lease or sublease.

                     (xvi) The Company and its Significant Subsidiaries carry or are entitled to the benefits of insurance, including, without limitation, product liability and business interruption insurance, in such amounts and covering such risks as the Company reasonably believes is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.

                    (xvii) The properties, assets and operations of the Company and its subsidiaries are in compliance in all material respects with all applicable federal, state, local and foreign laws, rules and regulations, orders, decrees, judgments, permits and licenses relating to public and worker health and safety and to the protection and clean-up of the natural environment and activities or conditions related thereto, including, without limitation, those relating to the generation, handling, disposal, transportation or release of hazardous materials (collectively, "Environmental Laws"). With respect to such properties, assets and operations, including any previously owned, leased or operated properties, assets or operations there are no past, present or, to the knowledge of the Company or any of its subsidiaries, reasonably anticipated future events, conditions, circumstances, activities, practices, incidents, actions or plans of the Company or any of its subsidiaries that may interfere with or prevent compliance or continued compliance with applicable Environmental Laws in any material respect. Neither the Company nor any of its subsidiaries is the subject of any federal, state, local or foreign investigation, and neither the Company nor any of its subsidiaries has received any notice or claim (or is aware of any facts that would form a reasonable basis for any claim), or entered into any negotiations or agreements with any third party relating to any liability or remedial action or potential liability or remedial action under Environmental Laws, nor are there any pending, reasonably anticipated or, to the best knowledge of the Company or any of its subsidiaries, threatened actions, suits or proceedings against or affecting the Company, any of its subsidiaries or their properties, assets or operations, in connection with any such Environmental Laws. The term "hazardous materials" shall mean those substances that are regulated by or form the basis for liability under any applicable Environmental Laws.

                   (xviii) There are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their properties that are required under the Act to be described in the Registration Statements and the Prospectus (other than as described therein) or that could, singly or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its subsidiaries, taken as a whole, or could have a material adverse effect on the ability of the Company to perform its obligations under this Agreement, the Indenture or the Securities, or that are otherwise material in the context of the sale of the Securities; and, to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

                     (xix) The Company and its subsidiaries own or possess all the patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect thereto (collectively, "Intellectual Property") necessary for the conduct of their businesses as described in the Prospectus, except where the failure to own or possess the same would not, singly or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its subsidiaries, taken as a whole; and to the knowledge of the Company and its subsidiaries, no conflict with the rights of others exists with respect to any such Intellectual Property.

                      (xx) The Company and its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed, such returns are complete and correct in all material respects, and all taxes shown by such returns or otherwise assessed or due and payable have been paid, except such taxes as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of any tax liability for any year not finally determined are adequate to meet any assessments or reassessments for additional taxes, and there has been no tax deficiency asserted and, to the knowledge of the Company and its subsidiaries, no tax deficiency might be asserted against the Company or any of its subsidiaries, except for such inadequacies or deficiencies that could not, singly or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its subsidiaries, taken as a whole.

                     (xxi) There are no contracts, agreements or understandings between the Company and any person entitling such person to any fee, commission or payment from the Company or, to the Company's knowledge, any Underwriter in connection with the Securities to be sold by the Company, other than the compensation due and payable to the Underwriters as described in the Prospectus.

                    (xxii) No labor disturbance by the employees of the Company exists, or to the knowledge of the Company, is threatened, that could, singly or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its subsidiaries, taken as a whole.

                   (xxiii) The financial statements and related schedules and notes included or incorporated by reference in each Registration Statement and the Prospectus comply, in all material respects, with the requirements of the Act and the Rules and Regulations, were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the financial condition and results of operations of the Company and its subsidiaries, on a consolidated basis, at the dates and for the periods presented. The financial information and statistical data set forth in the Prospectus under the captions "Selected Financial Data" and "Capitalization" are fairly stated in all material respects in relation to the consolidated financial statements of the Company from which they have been derived.

                    (xxiv) Since the dates as of which information is given in the Registration Statements and the Prospectus, (A) neither the Company nor its subsidiaries has incurred any material liability or obligation (indirect, direct or contingent) or entered into any material verbal or written agreement or other transaction that is not in the ordinary course of business or that could result in a material reduction in the future earnings of the Company; (B) neither the Company nor its subsidiaries has sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity (whether or not covered by insurance); (C) there has been no change in the indebtedness of the Company and, except as contemplated by the Prospectus, no change in the capital stock of the Company and no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; and (D) there has been no material adverse change, nor any development reasonably likely to result in a material adverse change, in the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its subsidiaries, taken as a whole.

                     (xxv) On the date each Registration Statement was first filed with the Commission, and at the Effective Time, the Company met the conditions for use of Form S-3 under the Act and the Rules and Regulations.

                    (xxvi) The Company has complied, and will continue to comply, with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida), and the regulations thereunder.

                  (b) The Company hereby acknowledges and agrees with the Underwriters that, for all purposes of this Agreement and the transactions herein contemplated, the only information furnished to the Company by any Underwriter through CS First Boston specifically for use in the Registration Statements, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, are (i) the statements with respect to stabilization appearing on the inside front cover page of the preliminary prospectus and the Prospectus, (ii) the first sentence of the last paragraph of text appearing on the front cover page of the preliminary prospectus and the Prospectus and (iii) the information appearing in the preliminary prospectus and the Prospectus in the third and fourth paragraphs under the caption "Underwriting."

                  3. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of _____% of the principal amount thereof plus accrued interest, if any, from ________ __, 1996 to the Closing Date, the respective principal amounts of Securities set forth opposite the names of the Underwriters in Schedule A hereto.

                  The Company will deliver against payment of the purchase price the Securities in the form of one or more permanent global Securities in definitive form (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Prospectus. Payment for the Securities shall be made by the Underwriters in Federal (same day) funds by official check or checks, or wire transfer to an account previously designated to CS First Boston by the Company at a bank acceptable to CS First Boston, drawn to the order of the Company at the offices of Dewey Ballantine, 1301 Avenue of the Americas, New York, New York at 10:00 A.M., (New York time), on ________ __, 1996, or at such other time not later than seven full business days thereafter as CS First Boston and the Company determine, such time being herein referred to as the "Closing Date", against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Securities. The Global Securities will be made available for checking at the offices of CS First Boston Corporation, Park Avenue Plaza, New York, New York 10055 at least 24 hours prior to the Closing Date.

                  4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

                  5. Certain Agreements of the Company. The Company agrees with the several Underwriters that:

                  (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CS First Boston, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CS First Boston promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CS First Boston.

                  (b) The Company will advise CS First Boston promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CS First Boston's prior consent, which consent shall not be unreasonably withheld; and the Company will also advise CS First Boston promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs or a condition exists as a result of which it is necessary, in the reasonable opinion of counsel to the Underwriters or counsel to the Company, to amend a Registration Statement or amend or supplement the Prospectus in order that the Prospectus would not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary, in the reasonable opinion of either such counsel, at any time to amend a Registration Statement or amend or supplement the Prospectus to comply with the Act, the Company will promptly notify CS First Boston of such event and will promptly prepare and file with the Commission an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance. Neither CS First Boston's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 of this Agreement.

                  (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of
         Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                  (e) The Company will furnish to CS First Boston copies of each Registration Statement (at least two of which will be signed and will include all exhibits and a signed accountant's report of Deloitte & Touche LLP), each related preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CS First Boston reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available.

                  (f) The Company will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as CS First Boston designates and will continue such qualifications in effect so long as required for the distribution thereof.

                  (g) During the period of five years hereafter, the Company will furnish to CS First Boston, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to CS First Boston (i) as soon as available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934, as amended, or mailed to stockholders and (ii) from time to time, such other information concerning the Company as CS First Boston may reasonably request.

                  The Company agrees with the Underwriters that the Company will pay all expenses incident to the performance of its obligations under this Agreement, and will reimburse the Underwriters for any expenses (including reasonable fees and disbursements of counsel) incurred by them in connection with the qualification of the Securities for sale under the laws of such jurisdictions as CS First Boston designates and the printing of memoranda relating thereto, for the filing fee of and the related reasonable fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc. relating to the Securities, any fees charged by investment rating agencies for the rating of the Securities and for expenses incurred in printing and distributing the Registration Statements, preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) or related documents.

                  6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) CS First Boston shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to the Effective Time), of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating in effect that:

                           (i) in their opinion the financial statements and
                  schedules examined by them and included or incorporated by reference in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                           (ii) they have made a review of the unaudited
                  financial statements included or incorporated by reference in the Registration Statements in accordance with standards established by the American Institute of Certified Public Accountants, as indicated in their report attached to such letter;

                           (iii) on the basis of the review referred to in
                  clause (ii) above, a reading of the latest available interim financial statements of the Company, a reading of the minutes of all meetings of the stockholders and directors (including each committee thereof) of the Company and its subsidiaries, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) the unaudited financial statements
                           included or incorporated by reference in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statements;

                                    (B) the information set forth under the
                           caption "Selected Financial Data" in the Prospectus does not agree with the amounts set forth in the financial statements from which it was derived or was not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statements;

                                    (C) at the date of the latest available
                           balance sheet read by such accountants, and at a subsequent specified date not more than five days prior to the date of such letter, there was any decrease in stockholders' equity or change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or total assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                                    (D) for the period from the closing date of
                           the latest income statement included or incorporated by reference in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included or incorporated by reference in the Prospectus, in merchandise sales, service revenue, total gross profit or operating profit or in the total or per share amounts of net earnings, or any increases or decreases, as the case may be, in other items specified by the Underwriters;

         except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

                           (iv) they have compared specified dollar amounts (or
                  percentages derived from such dollar amounts), numerical data and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages, numerical data and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages, numerical data and other financial information to be in agreement with such results.

                           For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to the Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

                  (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CS First Boston. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CS First Boston. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. On or prior to the Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or CS First Boston, shall be contemplated by the Commission.

                  (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company or any of its subsidiaries that, in the judgment of a majority in interest of the Underwriters including CS First Boston, materially impairs the investment quality of the Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implications of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including CS First Boston, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities.

                  (d) CS First Boston shall have received an opinion, dated the Closing Date, of Willkie Farr & Gallagher, counsel for the Company, to the effect that:

                    (i) Each of the Company and its Significant Subsidiaries
                        has been duly incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; and each of the Company and its Significant Subsidiaries is duly qualified to transact business as a foreign corporation in good standing in all other jurisdictions in which it owns, leases or operates property or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and all of the outstanding shares of capital stock of the Company's Significant Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or through subsidiaries, free and clear, to the knowledge of such counsel after reasonable inquiry, of any mortgage, pledge, lien, claim, security interest or other encumbrance.

                   (ii) The authorized and outstanding shares of capital stock of the Company are as set forth in the Prospectus under the caption "Capitalization"; and the stockholders of the Company have no preemptive or similar rights with respect to the capital stock or any other securities of the Company.

                  (iii) This Agreement has been duly authorized, executed and delivered by the Company.

                   (iv) The Indenture has been duly authorized, executed and
                        delivered by the Company and has been duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity; and the Securities have been duly authorized, executed and (assuming they have been duly authenticated in accordance with the terms of the Indenture) issued, constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and are entitled to the benefits provided by the Indenture, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity; and the Indenture and the Securities conform in all material respects to the descriptions thereof contained in the Prospectus.

                    (v) No consent, approval or authorization, and no order,
                        registration or qualification of or with any Person or any court or governmental agency or body is required for the issuance of the Securities sold by the Company or for the consummation of the other transactions contemplated by this Agreement, except such as have been obtained and made under the Act, the Trust Indenture Act or the Rules and Regulations and such as may be required under state securities laws in connection with the offer and sale of the Securities.

                   (vi) The execution, delivery and performance of the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated have been duly authorized by all necessary corporate action on the part of the Company and its subsidiaries and will not
                        (A) contravene any provision of the charter or by-laws of the Company or any of its subsidiaries, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition or encumbrance upon any assets or property of the Company or any of its subsidiaries under, any statute, rule, regulation, order or decree of any governmental agency or body or any court having jurisdiction over the Company or any of its subsidiaries or any of their properties, or any indenture, mortgage, loan agreement, note, lease, permit, license or other agreement or instrument known to such counsel after reasonable inquiry to which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, except, in the case of clause (B), as would not, singly or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its subsidiaries, taken as a whole, or on the transactions contemplated by this Agreement and the Indenture; and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement.

                  (vii) Neither the Company nor any of its Significant
                        Subsidiaries is in violation of its charter or by-laws or, to the knowledge of such counsel after reasonable inquiry, any applicable law, ordinance, administrative or governmental rule or regulation, or any order of any court or governmental agency or body having jurisdiction over the Company or any Significant Subsidiary or, to the knowledge of such counsel after reasonable inquiry, in default in the performance or observance of any material obligation, agreement or condition in any agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or to which any of the properties or assets of the Company or any such Significant Subsidiary is subject.

                 (viii) To the knowledge of such counsel after reasonable
                        inquiry, there are no pending or threatened actions, suits or proceedings against or affecting the Company, any of the subsidiaries or any of their properties that are required under the Act to be described in the Registration Statements and the Prospectus (other than as described therein) or that could have a material effect on the ability of the Company to perform its obligations under this Agreement, the Indenture or the Securities, or that are otherwise material in the context of the sale of the Securities.

                   (ix) To the knowledge of such counsel after reasonable
                        inquiry, there are no contracts, agreements or understandings between the Company and any third party granting such third party the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such third party or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any other securities being registered pursuant to any other registration statement filed by the Company under the Act.

                    (x) The descriptions in the Registration Statements and the
                        Prospectus of contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any statutes, regulations or legal or governmental proceedings required to be described in the Registration Statements or the Prospectus that are not described as required or that could materially and adversely affect the ability of the Company to perform its obligations under the Indenture, the Securities or this Agreement, or of any contracts or documents of a character required to be described in the Registration Statements or the Prospectus or to be filed as exhibits to the Registration Statements that are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus.

                   (xi) The Initial Registration Statement was declared
                        effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be) and, to the knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act.

                  (xii) Each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates and as of the Closing Date, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations.

                        Such counsel shall also state that such counsel have no reason to believe that any Registration Statement, as of its effective date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, as of their respective dates and as of the Closing Date, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact required to be stated in the Prospectus or necessary in order to make the statements in the Prospectus, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no view as to the financial statements or other financial data contained in the Registration Statements or the Prospectus.

                  (e) CS First Boston shall have received from Dewey Ballantine, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the validity of the Securities, the Registration Statements, the Prospectus and other related matters as CS First Boston may require, and the Company shall have furnished to such counsel such documents or certificates as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (f) CS First Boston shall have received a certificate, dated the Closing Date, of the President and the principal financial officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that (A) the representations and warranties of the Company in this Agreement are true and correct, (B) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (C) no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, (D) the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter, (E) they have carefully examined the Registration Statements and the Prospectus and neither any Registration Statement nor the Prospectus or any amendment or supplement thereto, (i) as of their respective effective times, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) as of their respective issue dates and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (F) subsequent to the dates as of which information is given in the Registration Statements and the Prospectus, there has been no material adverse change, nor any development reasonably likely, singly or in the aggregate, to result in a material adverse change, in the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its subsidiaries, taken as a whole.

                  (g) CS First Boston shall have received a letter, dated the Closing Date, of Deloitte & Touche LLP that meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than five days prior to the Closing Date for the purposes of this subsection.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to CS First Boston and counsel for the Underwriters. The Company will furnish CS First Boston with such conformed copies of such opinions, certificates, letters and documents as CS First Boston reasonably requests. CS First Boston may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder.

                  7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through CS First Boston specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 2(b); and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection
(a) shall not inure to the benefit of any Underwriter to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, if required by law, at or prior to the written confirmation of the sale of such Securities to the person asserting any such loss, claim, damage or liability, a copy of the Prospectus (exclusive of material incorporated by reference therein) if the Company had previously furnished copies thereof in requisite quantities to such Underwriter.

                  (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through CS First Boston specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 2(b).

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above, except to the extent that the omission so to notify the indemnifying party actually prejudices the indemnifying party's ability to defend the action. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

                  8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Securities hereunder on the Closing Date and the aggregate principal amount of Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of Securities that the Underwriters are obligated to purchase on the Closing Date, CS First Boston may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities that such defaulting Underwriters agreed but failed to purchase on the Closing Date. If any Underwriter or Underwriters so default and the aggregate principal amount of Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Securities that the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to CS First Boston and the Company for the purchase of such Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

                  9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters under
Section 7 shall remain in effect, and if any Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

                  10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to CS First Boston at Park Avenue Plaza, New York, N.Y. 10055,
Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at The Pep Boys -- Manny, Moe & Jack, 3111 West Allegheny Avenue, Philadelphia, Pennsylvania, 19132, Attention: Chief Financial Officer; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

                  11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

                  12. Representation of Underwriters. CS First Boston will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by CS First Boston will be binding upon all the Underwriters.

                  13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

                  14. Applicable Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws. The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                  If the foregoing is in accordance with CS First Boston's understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                     Very truly yours,

                                     THE PEP BOYS -- MANNY, MOE & JACK

                                     By
                                       --------------------------------------
                                       Name:  Michael J. Holden
                                       Title:  Senior Vice President - Finance


The foregoing Underwriting Agreement
 is hereby confirmed and accepted as
 of the date first above written.


CS FIRST BOSTON CORPORATION

         By
           ---------------------------------
           Name:  Andrew R. Taussig
           Title:  Managing Director

         Acting on behalf of itself and as the
         Representative of the several Underwriters.

                                   SCHEDULE A

                                                          Principal Amount
Underwriter                                                 of Securities
-----------                                               -----------------

CS First Boston Corporation...........................       $
                                                              -----------
         Total........................................       $100,000,000
                                                             ============

                                   SCHEDULE B

                     Significant Subsidiaries of the Company


PBY Corporation
The Pep Boys -- Manny, Moe & Jack of California
Pep Boys - Manny, Moe & Jack of Delaware, Inc.
Pep Boys - Manny, Moe & Jack of Puerto Rico, Inc.
Colchester Insurance Company